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Katapult Appoints Retail Industry Veteran Nancy Walsh As New CFO
Former CFO Karissa Cupito Transitions to Senior Advisory Role

PLANO, Texas, November 17, 2022 (GLOBE NEWSWIRE) -- Katapult Holdings, Inc. (“Katapult” or the “Company”) (NASDAQ: KPLT), has appointed Nancy Walsh as its new Chief Financial Officer, effective December 12, 2022. Former CFO Karissa Cupito is transitioning into a senior advisory role to support an orderly transition through the first quarter of 2023. Walsh is a highly accomplished senior finance executive with global and domestic leadership experience in entrepreneurial, investment grade growth companies. Most recently, she was Executive Vice President and Chief Financial Officer of LL Flooring Holdings, Inc. (NYSE: LL), formerly Lumber Liquidators Holdings, Inc., a multi-channel specialty retailer of hardwood flooring and hardwood flooring accessories. In that role, she led teams and functions at a broad-based, strategic level while driving detailed, tactical execution.

Walsh is a results-driven, mission-focused, collaborative leader who develops strong relationships and utilizes data-driven analytics to foster growth and sustainability. She brings to Katapult deep experience as a senior executive leading innovative, transformative initiatives within publicly traded retail companies. Prior to joining LL Flooring Holdings, she was executive vice president and chief financial officer of Pier 1 Imports, Inc. She has also held senior finance and risk management roles at The Bon-Ton Stores, Inc., Tapestry, Inc. (formerly Coach, Inc.), Viacom and Timberland.

“Nancy is joining Katapult at an exciting time for the lease-to-own category, as omnichannel and ecommerce merchants look to provide non-prime consumers more flexible payment solutions for the everyday durable goods they need,” said Katapult CEO Orlando Zayas. “Nancy’s category expertise and experience growing prominent retail brands is a perfect fit for our expanding senior leadership team.”

“On behalf of everyone at Katapult, I also want to thank Karissa for her exceptional contributions over the past five years. She has been instrumental in scaling the business to where it is today. Under her leadership and guidance, we have launched multiple strategic initiatives to develop capabilities to fuel our long-term growth,” Zayas added.

"It has been a privilege to work alongside our leadership team and the many talented individuals throughout the company,” Cupito said. “I'm very proud of what we've been able to accomplish, having evolved into a publicly traded company which we believe is poised for growth and expansion. This is the right time to transition to the next chapter in my career and Nancy is exactly who we need to take Katapult to its next level of growth and scale. She is a recognized leader with a solid track record and breadth of experience. I am confident that she will be able to build on the recent momentum across all aspects of our business.”

About Katapult

Katapult is transforming the world of lease-to-own with transparent lease-purchase plans that flex to meet the needs of the millions of shoppers who are overlooked by traditional financing. With proprietary artificial intelligence (AI) and machine learning (ML) risk-modeling technology, Katapult predicts consumer behavior more accurately than traditional credit scores—providing new paths to ownership for people and new customers for omnichannel retailers. Katapult ensures exceptional experiences with seamless integration, both directly with merchants and through ecommerce platforms, and award-winning customer service. Visit www.katapult.com to learn more.

Forward-Looking Statements

Certain statements included in this Press Release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding our ability to grow and expand our business.

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These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Katapult. These forward-looking statements are subject to a number of risks and uncertainties, including execution of Katapult’s business strategy, launching new product offerings, new brands and expanding information and technology capabilities; Katapult’s market opportunity and its ability to acquire new customers and retain existing customers; the timing and impact of our growth initiatives on our future financial performance and the impact of our new executive hires and brand strategy; anticipated occurrence and timing of prime lending tightening and impact on our results of operations; adoption and success of our mobile application and virtual credit card solution, Katapult Pay™, general economic conditions in the markets where Katapult operates, the cyclical nature of consumer spending, and seasonal sales and spending patterns of customers; failure to realize the anticipated benefits of the business combination with FinServ Acquisition Corp.; risks relating to factors affecting consumer spending that are not under Katapult’s control, including, among others, levels of employment, disposable consumer income, inflation, prevailing interest rates, consumer debt and availability of credit, pandemics (such as COVID-19), consumer confidence in future economic conditions and political conditions, and consumer perceptions of personal well-being and security; risks relating to uncertainty of Katapult’s estimates of market opportunity and forecasts of market growth; risks related to the concentration of a significant portion of our transaction volume with a single merchant partner, or type of merchant or industry; the effects of competition on Katapult’s future business; the impact of the COVID-19 pandemic and its effect on Katapult’s business; unstable market and economic conditions, including as a result of the conflict involving Russia and Ukraine; reliability of Katapult’s platform and effectiveness of its risk model; protection of confidential, proprietary or sensitive information, including confidential information about consumers, and privacy or data breaches, including by cyber-attacks or similar disruptions; ability to attract and retain employees, executive officers or directors; meeting future liquidity requirements and complying with restrictive covenants related to long-term indebtedness; effectively respond to general economic and business conditions; obtain additional capital, including equity or debt financing; enhance future operating and financial results; anticipate rapid technological changes; comply with laws and regulations applicable to Katapult’s business, including laws and regulations related to rental purchase transactions; stay abreast of modified or new laws and regulations applying to Katapult’s business, including rental purchase transactions and privacy regulations; maintain relationships with merchant partners; respond to uncertainties associated with product and service developments and market acceptance; anticipate the impact of new U.S. federal income tax law; that Katapult has identified material weaknesses in its internal control over financial reporting which, if not remediated, could affect the reliability of its consolidated financial statements; successfully defend litigation; litigation, regulatory matters, complaints, adverse publicity and/or misconduct by employees, vendors and/or service providers; and other events or factors, including those resulting from civil unrest, war, foreign invasions (including the conflict involving Russia and Ukraine), terrorism, or public health crises, or responses to such events); and those factors discussed in greater detail in the section entitled “Risk Factors” in Katapult’s periodic reports filed with the Securities and Exchange Commission, including Katapult’s Quarterly Reports on Form 10-Q for the quarter ended March 31, 2022, June 30, 2022 and September 30,2022.

If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Katapult does not presently know or that Katapult currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Undue reliance should not be placed on the forward-looking statements in this Press Release. All forward-looking statements contained herein are based on information available to Katapult as of the date hereof, and Katapult does not assume any obligation to update these statements as a result of new information or future events, except as required by law.

Investor Inquiries:
Katapult Vice President of Investor Relations
Bill Wright
917-750-0346
bill.wright@katapult.com

Press Inquiries:
Allison+Partners
katapult@allisonpr.com